[LOGO] Merrill Lynch
                                               Computational Materials
- --------------------------------------------------------------------------------


            FINAL

            Deal:   ContiMortgage Home Equity Loan Trust 1996-3
            Size:   $550,000,000 (Approx.)
            Cut-Off Date:     As of the close of business on July 31, 1996
            Exp. Pricing:     Wk of July 29, 1996
            Exp. Settlement:  Wk of August 19, 1996

                                Ratings                  Beg. Amort.     End Amort.
                  Amount      (Moody's/S&P)       WAL     (Mo./Date)     (Mo. Date)
To Maturity:
A-1            $136,000,000      Aaa/AAA         1.00     1(9/96)         22(6/98)
A-2             $33,000,000      Aaa/AAA         2.10    22(6/98)        28(12/98)
A-3             $72,000,000      Aaa/AAA         3.00   28(12/98)         45(5/00)
A-4             $30,000,000      Aaa/AAA         4.12    45(5/00)         55(3/01)
A-5             $42,000,000      Aaa/AAA         5.22    55(3/01)         72(8/02)
A-6             $54,000,000      Aaa/AAA         7.49    72(8/02)        114(2/06)
A-7             $33,000,000      Aaa/AAA        12.05   114(2/06)        180(8/11)
A-8            $150,000,000      Aaa/AAA         4.59     1(9/96)        283(3/20)

To Call
A-6             $54,000,000      Aaa/AAA         7.49    72(8/02)        114(2/06)
A-7             $33,000,000      Aaa/AAA         9.57   114(2/06)        115(3/06)
A-8            $150,000,000      Aaa/AAA         4.05     1(9/96)        115(3/06)

SELLER/
SERVICER:      ContiMortgage Corporation ("Seller and Servicer").
TRUSTEE:       Manufacturers and Traders Trust Company, a New York
               banking corporation.

UNDERWRITERS:  Merrill Lynch & Co. (Lead), CS First Boston (Co.), Bear
               Stearns (Co.), Greenwich Capital (Co.) and ContiFinancial Services Corporation (Co.).

ERISA: The Class A Certificates may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended.

SMMEA:         The Fixed Rate Class A Certificates will not be SMMEA eligible.
               The Adjustable Rate Class A-8 Certificates will be SMMEA eligible.


- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

TAX STATUS:    The Trust will elect to be treated as a REMIC for federal income tax purposes.

INTEREST/
PRINCIPAL:     The 15th day of each month (or if such 15th day is not a
               business day, the next succeeding business day), commencing on September 15, 1996. Interest on the Fixed Rate Certificates will accrue on the basis of a 360-day year consisting of twelve
               30-day months.  Calculations of interest on the Adjustable Rate
               Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

CREDIT
ENHANCEMENT:   Overcollateralization plus a 100% guarantee of timely interest and ultimate principal from MBIA.

OPTIONAL
REDEMPTION:    Less than 10% of the aggregate Loan Balance of the Home Equity
               Loans as of the Closing Date.

The Initial Home Equity Loans:


Fixed Rate Group (as of July 24, 1996):
- ---------------------------------------
Initial Home Equity Loan Principal Balance:       $342,547,288
Properties secured by 1st/2nd Liens:              91.71%/8.29%
Weighted Average Second Mortgage Ratio:           40.11%
Weighted Average Coupon:                          11.86%
Weighted Average CLTV:                            73.87%
Weighted Average Rem. Term:                       207 mos
Weighted Average Original Term:                   208 mos
Geographic Distribution:                          43 States and D.C.
States w/ >5% Concentrations:                     NJ-10.07%, MI-9.61%,
                                                  NY-9.26%, OH 7.53%,
                                                  IL 7.47%,PA-6.69%,
                                                  NC-6.07%, DC-5.04%
Balloons (30's due in 15):                        53.79%
Occupancy-
      Investor Owned:                             4.67%
      Owner Occupied:                             95.33%

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Property Type-
      Condominium:                                0.57%
      Manufactured Housing:                       0.96%
      Mixed Use:                                  0.60%
      Planned Unit Development:                   0.53%
      Single Family Attached:                     2.75%
      Single Family Detached:                     84.95%
      Two-to-Four Family:                         9.65%


Adjustable Rate Group (as of July 24, 1996):
- --------------------------------------------
Initial Home Equity Loan Principal Balance:       $126,086,840
Weighted Average Coupon:                          10.04%
Weighted Average Lifetime Cap:                    16.36%
Weighted Average Gross Margin:                    6.60%
Weighted Average Rem. Term:                       355 mos.
Weighted Average Original Term:                   357 mos
Properties secured by 1st Liens:                  100.00%
Weighted Average CLTV:                            74.79%
Geographic Distribution:                          37 States and D.C.
States w/ >5% Concentrations:                     MI-31.43%, CA-15.83%,
                                                  IL-6.81%, OH-5.05%

Balloons:                                         0.35%
Occupancy-
      Owner Occupied:                             96.76%
      Investor:                                   3.24%
Property Type-
      Condominium:                                0.59%
      Manufactured Housing:                       1.39%
      Mixed Use:                                  0.02%
      Planned Unit Development                    0.85%
      Single Family Attached                      0.97%
      Single Family Detached                      92.76%
      Two-to-Four Family:                         3.43%


STRUCTURE OVERVIEW:

The Home Equity Loans will be divided into two Loan Groups and the property of the Trust will include, among other items, the two Loan Groups. The Fixed Rate Group will consist of fixed rate home equity loans and the Adjustable Rate

Group will consist primarily of adjustable rate home equity loans indexed to 6 Month LIBOR.

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Fixed Rate Certificates (Class A-1 through A-7) will be retired sequentially primarily from cash flows from the Fixed Rate Group. The Adjustable Rate Certificates (Class A-8) will be retired concurrently with the Fixed Rate Certificates primarily from cash flows from the Adjustable Rate Group.

Greenwich Capital will offer publicly a fixed interest only (I/O) strip certificate of approximately 130 bps off of the fixed rate bonds. In addition Greenwich will offer publicly a fixed I/O strip off of the floating rate bonds. Distributions due the fixed I/O off of the floating rate bonds will be on a parity with the interest payments due the Class A-8 Certificate (the floating rate certificate).

FIXED RATE CERTIFICATE PRICING PREPAYMENT ASSUMPTION:

With respect to the Fixed Rate Certificates, the pricing prepayment assumption assumes conditional prepayment rates (CPR) of 4.4% per annum of the then outstanding principal balance of the Home Equity Loans in the Fixed Rate Group in the first month of the life of the mortgage loans and an additional 1.6% per annum each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans the pricing prepayment assumption assumes a conditional prepayment rate of 22% per annum each month.

The pricing prepayment assumption is analogous to 110% PPC which represents 110% of ContiMortgage's base case prepayment curve (100%PPC = 4% CPR in month 1 increasing 1.455% CPR to 20% CPR in month 12)

FIXED RATE CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-1 WAL (yrs.)       8.06     1.78     1.07    1.00     0.81     0.67
Class A-1 Exp. Beg. Am.       1        1        1       1        1        1
Class A-1 Exp. End. Am.     168       43       24      22       17       14

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-2 WAL (yrs.)      14.67     4.12     2.28    2.10     1.61     1.27
Class A-2 Exp. Beg. Am.     168       43       24      22       17       14
Class A-2 Exp. End. Am.     179       56       31      28       22       17

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-3 WAL (yrs.)      14.90     6.01     3.27    3.00     2.25     1.72
Class A-3 Exp. Beg. Am.     179       56       31      28       22       17
Class A-3 Exp. End. Am.     179       91       49      45       33       25

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-4 WAL (yrs.)      14.90     8.29     4.52    4.12     3.05     2.26
Class A-4 Exp. Beg. Am.     179       91       49      45       33       25
Class A-4 Exp. End. Am.     179      109       60      55       40       30

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-5 WAL (yrs.)      14.92    10.40     5.72    5.22     3.84     2.84
Class A-5 Exp. Beg. Am.     179      109       60      55       40       30
Class A-5 Exp. End. Am.     180      142       79      72       53       39

(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-6 WAL (yrs.)      16.52    13.89     8.20    7.49     5.48     4.02
Class A-6 Exp. Beg. Am.     180      142       79      72       53       39
Class A-6 Exp. End. Am.     233      179      125     114       83       61


(NO CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-7 WAL (yrs.)      24.50    16.08    12.89   12.05     9.07     6.61
Class A-7 Exp. Beg. Am.     233      179      125     114       83       61
Class A-7 Exp. End. Am.     354      281      191     180      170      125

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(10% CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-6 WAL (yrs.)      16.52    13.89     8.20    7.49     5.48     4.02
Class A-6 Exp. Beg. Am.     180      142       79      72       53       39
Class A-6 Exp. End. Am.     233      179      125     114       83       61

(10% CLEAN-UP CALL)
SCENARIO                      1        2        3       4        5        6
                              -        -        -       -        -        -
CPR                          0%      50%     100%    110%     150%     200%
Class A-7 WAL (yrs.)      24.11    14.95    10.56    9.57     6.99     5.07
Class A-7 Exp. Beg. Am.     233      179      125     114       83       61
Class A-7 Exp. End. Am.     324      180      127     115       84       61

ADJUSTABLE RATE CERTIFICATE PRICING PREPAYMENT ASSUMPTION:

Prepayment Scenarios:
- ---------------------
Scenario 1:   0% Constant prepayment rate.
Scenario 2:   8% Constant prepayment rate.
Scenario 3:  16% Constant prepayment rate.
Scenario 4 (Pricing): 18% Constant prepayment rate.
Scenario 5:   24% Constant prepayment rate.
Scenario 6:   32% Constant prepayment rate.

ADJUSTABLE RATE CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO (1)                      1         2       3       4        5     6
                                  -         -       -       -        -     -
CPR                              0%        8%     16%     18%      24%   32%

Class A-8 WAL (yrs.)          21.52      9.31    5.17    4.59     3.38  2.44
Class A-8 Exp. Beg. Am.           1         1       1       1        1     1
Class A-8 Exp. End. Am.         357       351     305     283      221   162

(10% CLEAN-UP CALL)
SCENARIO                          1         2       3       4        5     6
                                  -         -       -       -        -     -
CPR                              0%        8%     16%     18%      24%   32%
Class A-8 WAL (yrs.)          21.14      7.89    4.55    4.05     2.96  2.14
Class A-8 Exp. Beg. Am.           1         1       1       1        1     1
Class A-8 Exp. End. Am.         324       180     127     115       84    61

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                                              ----------------------------------------------------
                                                                     FIXED RATE LOANS (INCLUDING BALLOONS)
                                                              ----------------------------------------------------
   Report Profile:  ACC963F                   SuperCrack Portfolio Summary                     Code File:  CONTI963
   ----------------------------------------------------------------------------------------------------------------
   <- P O O L  T O T A L S ->        AVERAGE     < - -  GROSS COUPON  - - >     <- WTD AVG RMNG TERM ->     WTDAV
   # LOANS    CURRENT BALANCE        CURRBAL     WTDAVG      MIN       MAX      STATD    CALCD     ORIG     L T V
   ----------------------------------------------------------------------------------------------------------------
     5,804    $   342,547,288    $    59,019     11.855     7.990    21.900     207.1    303.8    208.0      73.9
   ----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------     -----------------------------------------------------
   CURRENT BALANCE          LOANS     CURRENT BAL  %POOL     ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------     -----------------------------------------------------
          0.00-    4999.99      1           4,628   0.00              60                 14         240,737   0.07
       5000.00-    9999.99     21         205,034   0.06              72                  3          46,202   0.01
      10000.00-   14999.99    200       2,557,694   0.75              84                 16         277,169   0.08
      15000.00-   19999.99    285       5,025,942   1.47              96                  5         286,001   0.08
      20000.00-   24999.99    359       8,135,009   2.37             108                  1          26,000   0.01
      25000.00-   29999.99    437      12,043,368   3.52             120                252       6,989,736   2.04
      30000.00-   34999.99    437      14,204,392   4.15             132                  2         172,180   0.05
      35000.00-   39999.99    433      16,241,748   4.74             144                 16         558,916   0.16
      40000.00-   44999.99    429      18,260,879   5.33             156                  2          77,064   0.02
      45000.00-   49999.99    408      19,383,560   5.66             159                  1          49,852   0.01
      50000.00-   54999.99    362      18,925,404   5.52             168                  3         140,091   0.04
      55000.00-   59999.99    326      18,754,354   5.47             180              3,849     235,289,167  68.69
      60000.00-   64999.99    287      17,922,189   5.23             240              1,152      62,980,435  18.39
      65000.00-   69999.99    217      14,629,791   4.27             300                 11         602,900   0.18
      70000.00-   74999.99    203      14,682,041   4.29             360                477      34,810,840  10.16
      75000.00-   79999.99    171      13,221,153   3.86
      80000.00-   84999.99    156      12,873,272   3.76     -----------------------------------------------------
      85000.00-   89999.99    115      10,077,491   2.94     PROPERTY TYPE REPORT     LOANS     CURRENT BAL  %POOL
      90000.00-   94999.99    113      10,466,819   3.06     -----------------------------------------------------
      95000.00-   99999.99     99       9,672,479   2.82     2 FAMILY  RESIDENCE        302      20,755,131   6.06
     100000.00-  124999.99    357      39,602,502  11.56     3-4 FAMILY RESIDENCE       140      12,290,767   3.59
     125000.00-  149999.99    185      25,007,417   7.30     HIGH RISE CONDO              3         246,769   0.07
     150000.00-  174999.99     84      13,473,172   3.93     LOW RISE CONDO              37       1,690,753   0.49
     175000.00-  199999.99     48       8,960,051   2.62     MANUFACTURED                71       3,298,633   0.96
     200000.00-  224999.99     22       4,618,362   1.35     MIXED USE-COMRCL             6         675,571   0.20
     225000.00-  249999.99     22       5,157,708   1.51     MIXED USE-CONSUM            13       1,388,939   0.41
     250000.00-  274999.99      8       2,068,336   0.60     PUD                         29       1,806,913   0.53
     275000.00-  299999.99      4       1,159,326   0.34     SFR ATTACHED               198       9,410,677   2.75
     300000.00-  324999.99      6       1,858,282   0.54     SFR DETACHED             5,005     290,983,135  84.95
     325000.00-  349999.99      3       1,031,757   0.30
     350000.00-  374999.99      2         720,000   0.21     -----------------------------------------------------
     375000.00-  399999.99      2         759,000   0.22     LOAN PURPOSE REPORT      LOANS     CURRENT BAL  %POOL
     400000.00-  424999.99      1         414,881   0.12     -----------------------------------------------------
     425000.00-  449999.99      1         429,250   0.13     DC & HI COMBO              212      11,907,754   3.48
                                                             DEBT CONSOL              4,830     284,053,022  82.92
   -----------------------------------------------------     HOME IMPROVE               311      16,698,919   4.87

   MORTGAGE POSITION        LOANS     CURRENT BAL  %POOL     OTHER                      451      29,887,593   8.73
   -----------------------------------------------------
             1              4,957     314,161,920  91.71     -----------------------------------------------------
             2                847      28,385,368   8.29     PRODUCT REPORT           LOANS     CURRENT BAL  %POOL
                                                             -----------------------------------------------------
   -----------------------------------------------------     BALLOON                  2,561     184,290,830  53.80
   OWNERS OCCUPANCY REPORT  LOANS     CURRENT BAL  %POOL     NON BALLOON              3,243     158,256,458  46.20
   -----------------------------------------------------
   INV OWNED                  323      16,002,461   4.67
   PRIMARY RES              5,481     326,544,827  95.33


- -----------------------------------------------------
STATE OF PROPERTY        LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
AL                           5         234,040   0.07
AR                          26       1,218,670   0.36
AZ                          60       3,758,507   1.10
CA                         100       8,383,199   2.45
CO                          80       5,174,422   1.51
CT                          84       6,389,806   1.87
DC                          18       1,279,208   0.37
DE                          29       2,134,712   0.62
FL                         232      11,750,652   3.43
GA                         177      10,205,227   2.98
IA                          18         605,326   0.18
ID                          15         856,674   0.25
IL                         445      25,586,546   7.47
IN                         279      11,698,442   3.42
KS                          43       2,844,876   0.83
KY                         106       5,458,561   1.59
MA                         181      13,220,157   3.86
MD                         255      17,140,335   5.00
ME                          31       1,379,095   0.40
MI                         730      32,932,081   9.61
MN                          36       1,579,709   0.46
MO                          92       4,907,009   1.43
MS                           8         339,288   0.10
MT                           2         101,889   0.03
NC                         424      20,783,803   6.07
NH                           6         437,217   0.13
NJ                         457      34,492,827  10.07
NM                          31       2,078,861   0.61
NV                           4         332,347   0.10
NY                         398      31,729,841   9.26
OH                         463      25,810,748   7.53
OK                          11         568,620   0.17
OR                          26       1,712,346   0.50
PA                         380      22,904,982   6.69
RI                          54       3,999,531   1.17
SC                         126       6,349,755   1.85
TN                          96       5,537,261   1.62
TX                           7         598,127   0.17

UT                          47       3,478,014   1.02
VA                         116       5,510,463   1.61
WA                          27       2,939,366   0.86
WI                          76       3,893,647   1.14
WV                           1          27,732   0.01
WY                           2         183,371   0.05

- -------------------------------------------------------------------------------
Active Filter:  Balloon="B " OR BALLOON="F "                              V0.32

                                       ----------------------------------------------------
                                               FIXED RATE LOANS (INCLUDING BALLOONS)
                                       ----------------------------------------------------
   Report Profile:  ACC963F                   SuperCrack Portfolio Summary                     Code File:  CONTI963
   ----------------------------------------------------------------------------------------------------------------
   <- P O O L  T O T A L S ->        AVERAGE     < - -  GROSS COUPON  - - >     <- WTD AVG RMNG TERM ->     WTDAV
   # LOANS    CURRENT BALANCE        CURRBAL     WTDAVG      MIN       MAX      STATD    CALCD     ORIG     L T V
   ----------------------------------------------------------------------------------------------------------------
     5,804    $   342,547,288    $    59,019     11.855     7.990    21.900     207.1    303.8    208.0      73.9
   ----------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------     -----------------------------------------------------
   RATE REPORT              LOANS     CURRENT BAL  %POOL     STATED REMAINING TERM R  LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------     -----------------------------------------------------
         7.500-      7.999      1          65,927   0.02              49-         60     14         240,737   0.07
         8.000-      8.499     10         920,587   0.27              61-         72      3          46,202   0.01
         8.500-      8.999     84       6,524,785   1.90              73-         84     16         277,169   0.08
         9.000-      9.499     76       6,352,361   1.85              85-         96      5         286,001   0.08
         9.500-      9.999    348      25,428,052   7.42              97-        108      2         138,659   0.04
        10.000-     10.499    357      23,853,085   6.96             109-        120    251       6,877,076   2.01
        10.500-     10.999    741      50,566,820  14.76             121-        132      2         172,180   0.05
        11.000-     11.499    538      34,786,136  10.16             133-        144     16         558,916   0.16
        11.500-     11.999    862      56,766,616  16.57             145-        156      2          77,064   0.02
        12.000-     12.499    478      28,008,269   8.18             157-        168      5         224,132   0.07
        12.500-     12.999    727      40,919,957  11.95             169-        180  3,848     235,254,977  68.68
        13.000-     13.499    337      16,558,786   4.83             217-        228      1          35,000   0.01
        13.500-     13.999    449      20,457,783   5.97             229-        240  1,151      62,945,435  18.38
        14.000-     14.499    177       6,954,813   2.03             289-        300     11         602,900   0.18
        14.500-     14.999    288      11,617,681   3.39             349-        360    477      34,810,840  10.16
        15.000-     15.499    109       4,647,686   1.36     WTD AVERAGE:        207
        15.500-     15.999    110       4,180,279   1.22
        16.000-     16.499     35       1,564,605   0.46     -----------------------------------------------------
        16.500-     16.999     43       1,340,919   0.39     SECOND MORTGAGE RATIO R  LOANS     CURRENT BAL  %POOL
        17.000-     17.499     12         430,581   0.13     -----------------------------------------------------
        17.500-     17.999     17         433,466   0.13     Subfilter:  LIEN=2
        18.000-     18.499      3         130,596   0.04            0.00-       9.99      4          52,801   0.02
        19.500-     19.999      1          27,500   0.01           10.00-      19.99    175       3,618,636   1.06
        21.500-     21.999      1           9,999   0.00           20.00-      29.99    263       7,292,113   2.13
   WTD AVERAGE:     11.855                                         30.00-      39.99    165       6,165,678   1.80
                                                                   40.00-      49.99     96       3,654,578   1.07
   -----------------------------------------------------           50.00-      59.99     46       2,458,429   0.72
   COMBINED LOAN TO VALUE   LOANS     CURRENT BAL  %POOL           60.00-      69.99     42       1,860,815   0.54
   -----------------------------------------------------           70.00-      74.99     18         968,109   0.28
          0.00-       9.99      1          12,400   0.00           75.00-      79.99     11         541,989   0.16
         10.00-      19.99     27         578,323   0.17           80.00-      84.99      9         440,369   0.13
         20.00-      29.99    100       2,580,604   0.75           85.00-      89.99      9         751,242   0.22
         30.00-      39.99    187       7,067,398   2.06           90.00-      94.99      5         410,760   0.12
         40.00-      49.99    283      11,391,796   3.33           95.00-      99.99      4         169,849   0.05
         50.00-      59.99    471      21,656,115   6.32          100.00+             2,397     176,385,336  51.49
         60.00-      69.99    834      42,944,618  12.54     WTD AVERAGE:      40.11

         70.00-      74.99    653      36,782,962  10.74     Total for subfilter >>>  3,244     204,770,704  59.78
         75.00-      79.99    840      53,757,467  15.69
         80.00-      84.99  1,409      88,831,783  25.93
         85.00-      89.99    673      47,221,796  13.79
         90.00-      94.99    324      29,512,106   8.62
         95.00-      99.99      1         153,673   0.04
        125.00+                 1          56,250   0.02
   WTD AVERAGE:      73.87


   -----------------------------------------------------------------------------
   Active Filter:  Balloon="B " OR BALLOON="F "                            V0.32

                                       ----------------------------------------------------
                                                    ADJUSTABLE RATE LOANS ONLY
                                       ----------------------------------------------------
   Report Profile:  ACC963                        SuperCrack Portfolio Summary                Code File:  CONTI963
   ---------------------------------------------------------------------------------------------------------------
   <-P O O L  T O T A L S->       AVERAGE   <- - GROSS COUPON - ->   <-RMNG TRM->   WTDAV  <- - M A R G I N - ->
   # LOANS  CURRENT BALANCE       CURRBAL   WTDAVG    MIN     MAX    STATD   ORIG   L T V   WTDAV   MIN     MAX
   ---------------------------------------------------------------------------------------------------------------
     1,506  $   126,086,840   $    83,723   10.036   6.750  15.550   355.4  356.5    74.8   6.597  2.875  11.125
   ---------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------     -----------------------------------------------------
   CURRENT BALANCE          LOANS     CURRENT BAL  %POOL     STATE OF PROPERTY        LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------     -----------------------------------------------------
      10000.00-   14999.99     10         125,743   0.10     AZ                          53       4,974,916   3.95
      15000.00-   19999.99     14         239,066   0.19     CA                         164      19,955,774  15.83
      20000.00-   24999.99     41         952,256   0.76     CO                          22       1,976,887   1.57
      25000.00-   29999.99     55       1,549,554   1.23     CT                          21       2,807,686   2.23
      30000.00-   34999.99     66       2,142,696   1.70     DC                           2         326,741   0.26
      35000.00-   39999.99     88       3,274,493   2.60     DE                           1          67,971   0.05
      40000.00-   44999.99     80       3,401,035   2.70     FL                           9         475,402   0.38
      45000.00-   49999.99     84       4,008,366   3.18     GA                          19       1,810,134   1.44
      50000.00-   54999.99     80       4,197,771   3.33     IA                          14         603,688   0.48
      55000.00-   59999.99     88       5,075,429   4.03     ID                           6         360,487   0.29
      60000.00-   64999.99     83       5,189,049   4.12     IL                          90       8,581,707   6.81
      65000.00-   69999.99     65       4,385,111   3.48     IN                          48       2,673,271   2.12
      70000.00-   74999.99     68       4,932,291   3.91     KS                           8         524,495   0.42
      75000.00-   79999.99     62       4,812,414   3.82     KY                           8         603,734   0.48
      80000.00-   84999.99     53       4,374,718   3.47     MA                          10         988,841   0.78
      85000.00-   89999.99     50       4,367,416   3.46     MD                          34       3,706,812   2.94
      90000.00-   94999.99     36       3,316,470   2.63     MI                         607      39,623,189  31.43
      95000.00-   99999.99     55       5,360,371   4.25     MN                          23       1,796,279   1.42
     100000.00-  124999.99    178      19,963,454  15.83     MO                          12       1,056,980   0.84
     125000.00-  149999.99     86      11,605,204   9.20     NC                           5         402,820   0.32
     150000.00-  174999.99     65      10,561,784   8.38     NE                           1          63,000   0.05
     175000.00-  199999.99     41       7,611,209   6.04     NH                           2         164,192   0.13
     200000.00-  224999.99     19       4,043,742   3.21     NJ                          25       3,243,937   2.57
     225000.00-  249999.99     13       3,065,262   2.43     NM                          24       2,488,792   1.97
     250000.00-  274999.99     10       2,584,262   2.05     NV                           2         198,832   0.16
     275000.00-  299999.99      6       1,715,195   1.36     NY                          21       2,491,194   1.98
     300000.00-  324999.99      6       1,875,369   1.49     OH                          80       6,363,270   5.05
     325000.00-  349999.99      2         654,750   0.52     OR                          16       1,055,158   0.84
     350000.00-  374999.99      2         702,360   0.56     PA                          31       2,648,989   2.10
                                                             RI                           8       1,078,896   0.86
   -----------------------------------------------------     SC                           3         367,541   0.29
   ORIGINAL TERM            LOANS     CURRENT BAL  %POOL     TN                          13       1,004,332   0.80
   -----------------------------------------------------     TX                           8         674,755   0.54
            60                  1          31,000   0.02     UT                          31       3,358,447   2.66
           120                  7         233,410   0.19     VA                           5         698,468   0.55
           180                 46       1,759,844   1.40     WA                          49       5,095,683   4.04

           240                  8         500,745   0.40     WI                          26       1,443,957   1.15
           354                  4         186,589   0.15     WY                           5         329,580   0.26
           360              1,440     123,375,252  97.85
                                                             -----------------------------------------------------
   -----------------------------------------------------     OWNERS OCCUPANCY REPORT  LOANS     CURRENT BAL  %POOL
   MORTGAGE POSITION        LOANS     CURRENT BAL  %POOL     -----------------------------------------------------
   -----------------------------------------------------     INV OWNED                   68       4,080,552   3.24
             1              1,506     126,086,840 100.00     PRIMARY RES              1,438     122,006,288  96.76



- ----------------------------------------------------------
 < - - L I F E   C A P - - >   < - L I F E   F L O O R - >
 WTDAVG    MIN     MAX   %>0   WTDAVG    MIN     MAX   %>0
- ----------------------------------------------------------
 16.355  13.150  21.550  100
- ----------------------------------------------------------
     -----------------------------------------------------
     PROPERTY TYPE REPORT     LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
     2 FAMILY  RESIDENCE         32       2,494,430   1.98
     3-4 FAMILY RESIDENCE        17       1,826,231   1.45
     LOW RISE CONDO              12         742,119   0.59
     MANUFACTURED                30       1,747,294   1.39
     MIXED USE-CONSUM             1          29,882   0.02
     PUD                          8       1,067,803   0.85
     SFR ATTACHED                14       1,220,968   0.97
     SFR DETACHED             1,392     116,958,113  92.76

     -----------------------------------------------------
     LOAN PURPOSE REPORT      LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
     DC & HI COMBO               78       5,869,955   4.66
     DEBT CONSOL              1,266     106,516,074  84.48
     HOME IMPROVE                54       3,930,146   3.12
     OTHER                      108       9,770,665   7.75

     -----------------------------------------------------
     RATE REPORT              LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
           6.500-      6.999      1         245,583   0.19
           7.000-      7.499      5         538,076   0.43
           7.500-      7.999     30       3,456,672   2.74
           8.000-      8.499     45       4,667,838   3.70
           8.500-      8.999    147      15,329,145  12.16
           9.000-      9.499    152      15,356,669  12.18
           9.500-      9.999    333      31,493,019  24.98
          10.000-     10.499    187      14,514,625  11.51
          10.500-     10.999    230      18,283,390  14.50
          11.000-     11.499    135       8,891,987   7.05
          11.500-     11.999     96       6,068,908   4.81
          12.000-     12.499     41       2,419,952   1.92
          12.500-     12.999     39       1,948,676   1.55

          13.000-     13.499     20       1,043,082   0.83
          13.500-     13.999     29       1,217,207   0.97
          14.000-     14.499      7         323,068   0.26
          14.500-     14.999      6         184,010   0.15
          15.000-     15.499      2          69,734   0.06
          15.500-     15.999      1          35,200   0.03
     WTD AVERAGE:     10.036

     -----------------------------------------------------
     PRODUCT REPORT           LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
     ADJUSTABLE RATE            1,498     125,648,905  99.65
     ADJUSTABLE RATE BALLOON        8         437,935   0.35


   -----------------------------------------------------------------------------
   Active Filter:  Balloon="A " OR BALLOON="AB"                            V0.32

                                       ----------------------------------------------------
                                                    ADJUSTABLE RATE LOANS ONLY
                                       ----------------------------------------------------
   Report Profile:  ACC963                       SuperCrack Portfolio Summary                 Code File:  CONTI963
   ---------------------------------------------------------------------------------------------------------------
   <-P O O L  T O T A L S->       AVERAGE   <- - GROSS COUPON - ->   <-RMNG TRM->   WTDAV  <- - M A R G I N - ->
   # LOANS  CURRENT BALANCE       CURRBAL   WTDAVG    MIN     MAX    STATD   ORIG   L T V   WTDAV   MIN     MAX
   ---------------------------------------------------------------------------------------------------------------
     1,506  $   126,086,840   $    83,723   10.036   6.750  15.550   355.4  356.5    74.8   6.597  2.875  11.125
   ---------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------     -----------------------------------------------------
   COMBINED LOAN TO VALUE   LOANS     CURRENT BAL  %POOL     MARGIN REPORT            LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------     -----------------------------------------------------
         10.00-      19.99      2          61,083   0.05     Subfilter:  balloon="A " OR BALLOON="AB"
         20.00-      29.99     10         344,884   0.27         * * * all loans meet subfilter criteria * * *
         30.00-      39.99     20         787,767   0.62           2.750-      2.999      1          91,000   0.07
         40.00-      49.99     58       3,171,399   2.52           3.500-      3.749      1         115,279   0.09
         50.00-      59.99    104       5,403,367   4.29           3.750-      3.999      4         398,163   0.32
         60.00-      69.99    213      13,922,893  11.04           4.000-      4.249      1         134,300   0.11
         70.00-      74.99    196      16,501,352  13.09           4.250-      4.499      1         128,800   0.10
         75.00-      79.99    264      25,161,285  19.96           4.500-      4.749     11       1,241,892   0.98
         80.00-      84.99    441      39,695,536  31.48           4.750-      4.999     38       4,882,483   3.87
         85.00-      89.99    189      20,067,019  15.92           5.000-      5.249     36       3,611,187   2.86
         90.00-      94.99      9         970,255   0.77           5.250-      5.499     95      10,295,712   8.17
   WTD AVERAGE:      74.79                                         5.500-      5.749     72       7,458,176   5.92
                                                                   5.750-      5.999    139      13,098,532  10.39
   -----------------------------------------------------           6.000-      6.249     89       7,454,425   5.91
   LIFECAP                  LOANS     CURRENT BAL  %POOL           6.250-      6.499    112      10,065,988   7.98
   -----------------------------------------------------           6.500-      6.749    123      10,478,905   8.31
   Subfilter:  balloon="A " OR BALLOON="AB"                        6.750-      6.999    126      10,325,665   8.19
       * * * all loans meet subfilter criteria * * *               7.000-      7.249    121       9,541,197   7.57
        13.000-     13.499      1         128,800   0.10           7.250-      7.499    137      11,043,193   8.76
        13.500-     13.999     17       1,854,648   1.47           7.500-      7.749    102       7,339,174   5.82
        14.000-     14.499     24       2,409,375   1.91           7.750-      7.999     73       5,222,196   4.14
        14.500-     14.999     83       8,342,666   6.62           8.000-      8.249     52       4,145,919   3.29
        15.000-     15.499    114      11,410,714   9.05           8.250-      8.499     29       1,634,151   1.30
        15.500-     15.999    337      32,576,191  25.84           8.500-      8.749     31       1,891,715   1.50
        16.000-     16.499    202      16,863,712  13.37           8.750-      8.999     31       1,857,525   1.47
        16.500-     16.999    262      22,101,019  17.53           9.000-      9.249     25       1,354,520   1.07
        17.000-     17.499    169      11,875,162   9.42           9.250-      9.499     12         595,612   0.47
        17.500-     17.999    120       8,801,311   6.98           9.500-      9.749     12         427,288   0.34
        18.000-     18.499     51       3,289,974   2.61           9.750-      9.999     12         480,418   0.38
        18.500-     18.999     51       2,658,338   2.11          10.000-     10.249      3         122,840   0.10
        19.000-     19.499     24       1,422,408   1.13          10.250-     10.499      9         298,534   0.24
        19.500-     19.999     31       1,544,761   1.23          10.500-     10.749      2          40,500   0.03
        20.000-     20.499      8         395,068   0.31          10.750-     10.999      1          37,000   0.03
        20.500-     20.999      9         307,761   0.24          11.000-     11.249      5         274,551   0.22
        21.000-     21.499      2          69,734   0.06     WTD AVERAGE:      6.597
        21.500-     21.999      1          35,200   0.03

   WTD AVERAGE:     16.355                                   -----------------------------------------------------
                                                             INITIAL PERIODIC CAP     LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------     -----------------------------------------------------
   STATED REMAINING TERM R  LOANS     CURRENT BAL  %POOL     Subfilter:  BALLOON="A " OR BALLOON="AB"
   -----------------------------------------------------         * * * all loans meet subfilter criteria * * *
            49-         60      1          31,000   0.02           1.000              1,368     111,750,882  88.63
           109-        120      7         233,410   0.19           1.500                 73       7,595,072   6.02
           169-        180     46       1,759,844   1.40           2.000                  2         300,751   0.24
           229-        240      8         500,745   0.40           3.000                 63       6,440,134   5.11
           337-        348      4         463,551   0.37
           349-        360  1,440     123,098,290  97.63
   WTD AVERAGE:        355


- ----------------------------------------------------------
 < - - L I F E   C A P - - >   < - L I F E   F L O O R - >
 WTDAVG    MIN     MAX   %>0   WTDAVG    MIN     MAX   %>0
- ----------------------------------------------------------
 16.355  13.150  21.550  100
- ----------------------------------------------------------
     -----------------------------------------------------
     NEXT RATE ADJUSTMENT     LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
     Subfilter:  balloon="A " OR BALLOON="AB"
         * * * all loans meet subfilter criteria * * *
     9608                         2         165,757   0.13
     9609                        19       1,341,246   1.06
     9610                        64       4,548,378   3.61
     9611                       355      29,237,397  23.19
     9612                       548      48,062,378  38.12
     9701                       365      29,559,258  23.44
     9702                        80       5,453,241   4.32
     9712                         4         416,368   0.33
     9801                         1          72,321   0.06
     9803                         1         131,547   0.10
     9805                         1         101,969   0.08
     9806                         7         617,650   0.49
     9807                        25       2,295,955   1.82
     9808                         1         177,926   0.14
     9809                         1          34,779   0.03
     9812                         1         220,902   0.18
     9901                         1         113,688   0.09
     9903                         3         358,851   0.28
     9904                         4         842,946   0.67
     9905                        13       1,085,649   0.86
     9906                         9       1,109,408   0.88
     9908                         1         139,224   0.11

     -----------------------------------------------------
     REGULAR PERIODIC CAP     LOANS     CURRENT BAL  %POOL
     -----------------------------------------------------
           1.000              1,384     112,955,879  89.59
           1.500                120      12,830,210  10.18
           2.000                  2         300,751   0.24

   -----------------------------------------------------------------------------
   Active Filter:  Balloon="A " OR BALLOON="AB"                            V0.32

     The previous tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in

                                      11

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the
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or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter
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     Please be advised that asset-backed securities may not be appropriate for
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     If you have received this communication in error, please notify the
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                                      12

- --------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this informaion if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.